EXHIBIT 21

Subsidiaries of HSBC Finance Corporation

US — State
Names of Subsidiaries	Organized

22nd Investment Group Loan Servicing	Delaware
AHLIC Investment Holdings Corporation	Delaware
B.I.G. Insurance Agency, Inc.	Ohio
Beaver Valley, Inc.	Delaware
Bencharge Credit Service Holding Company	Delaware
Beneficial Alabama Inc.	Alabama
Beneficial Arizona Inc.	Delaware
Beneficial California Inc.	Delaware
Beneficial Colorado Inc.	Delaware
Beneficial Commercial Corporation	Delaware
Beneficial Commercial Holding Corporation	Delaware
Beneficial Company LLC (f/k/a Beneficial Corporation)	Delaware
Beneficial Connecticut Inc.	Delaware
Beneficial Consumer Discount Company	Pennsylvania
dba BMC of PA
Beneficial Credit Services Inc.	Delaware
Beneficial Credit Services of Connecticut Inc.	Delaware
Beneficial Credit Services of Mississippi Inc.	Delaware
Beneficial Credit Services of South Carolina Inc.	Delaware
Beneficial Delaware Inc.	Delaware
Beneficial Direct, Inc.	New Jersey
Beneficial Discount Co. of Virginia	Delaware
Beneficial Finance Co.	Delaware
Beneficial Finance Co. of West Virginia	Delaware
Beneficial Finance Services, Inc.	Kansas
Beneficial Florida Inc.	Delaware
Beneficial Franchise Company Inc.	Delaware
Beneficial Georgia Inc.	Delaware
Beneficial Hawaii Inc.	Delaware
Beneficial Homeowner Service Corporation	Delaware
Beneficial Idaho Inc.	Delaware
Beneficial Illinois Inc.	Delaware
Beneficial Indiana Inc.	Delaware
dba Beneficial Mortgage Co. of Indiana
Beneficial Investment Co.	Delaware
Beneficial Iowa Inc.	Iowa
Beneficial Kansas Inc.	Kansas
Beneficial Kentucky Inc.	Delaware
Beneficial Leasing Group, Inc.	Delaware
Beneficial Loan & Thrift Co.	Minnesota
Beneficial Loan Corporation of Kentucky	Kentucky
Beneficial Louisiana Inc.	Delaware

US — State
Names of Subsidiaries	Organized

Beneficial Maine Inc.	Delaware
dba Beneficial Credit Services of Maine
Beneficial Management Corporation	Delaware
Beneficial Management Corporation of America	Delaware
Beneficial Management Headquarters, Inc.	New Jersey
Beneficial Management Institute, Inc.	New York
Beneficial Maryland Inc.	Delaware
Beneficial Massachusetts Inc.	Delaware
Beneficial Michigan Inc.	Delaware
Beneficial Mississippi Inc.	Delaware
Beneficial Missouri, Inc.	Delaware
Beneficial Montana Inc.	Delaware
Beneficial Mortgage Co. of Arizona	Delaware
Beneficial Mortgage Co. of Connecticut	Delaware
Beneficial Mortgage Co. of Georgia	Delaware
Beneficial Mortgage Co. of Indiana	Delaware
Beneficial Mortgage Co. of Massachusetts	Delaware
Beneficial Mortgage Co. of Mississippi	Delaware
Beneficial Mortgage Co. of Missouri, Inc.	Delaware
Beneficial Mortgage Co. of Nevada	Delaware
Beneficial Mortgage Co. of North Carolina	Delaware
Beneficial Mortgage Co. of Virginia	Delaware
Beneficial Mortgage Corporation	Delaware
Beneficial Nebraska Inc.	Nebraska
dba BFC Mortgage of Nebraska
Beneficial Nevada Inc.	Delaware
Beneficial New Hampshire Inc.	Delaware
Beneficial New Jersey Inc.	Delaware
dba Beneficial Mortgage Co.
Beneficial New Mexico Inc.	Delaware
Beneficial New York Inc.	New York
Beneficial North Carolina Inc.	Delaware
Beneficial Ohio Inc.	Delaware
Beneficial Oklahoma Inc.	Delaware
Beneficial Oregon Inc.	Delaware
Beneficial Real Estate Joint Venture, Inc.	Delaware
Beneficial Rhode Island Inc.	Delaware
Beneficial South Carolina Inc.	Delaware
Beneficial South Dakota Inc.	Delaware
Beneficial Tennessee Inc.	Tennessee
Beneficial Texas Inc.	Texas
Beneficial Utah Inc.	Delaware
Beneficial Vermont Inc.	Delaware
Beneficial Virginia Inc.	Delaware
Beneficial Washington Inc.	Delaware

US — State
Names of Subsidiaries	Organized

Beneficial West Virginia, Inc.	West Virginia
Beneficial Wisconsin Inc.	Delaware
Beneficial Wyoming Inc.	Wyoming
BFC Agency, Inc.	Delaware
BFC Insurance Agency of Nevada	Nevada
BMC Holding Company	Delaware
Bon Secour Properties Inc.	Alabama
Cal-Pacific Services, Inc.	California
Capital Financial Services Inc.	Nevada
dba Capital Financial Services I Inc.
dba Capital Financial Services No. 1 Inc.
dba CFSI, Inc.
dba HB Financial Services
Central Insurance Administrators, Inc.	Delaware
Chattanooga Valley Associates	Tennessee
Craig-Hallum Corporation	Delaware
Decision One Loan Company of Minnesota	Minnesota
Decision One Mortgage Company	North Carolina
Decision One Mortgage Company, LLC	North Carolina
Eighth HFC Leasing Corporation	Delaware
Eleventh Avenue Mortgage Lenders	Delaware
Fifth HFC Leasing Corporation	Delaware
First Central National Life Insurance Company of New York	New York
FNA Consumer Discount Company	Pennsylvania
Fourteenth HFC Leasing Corporation	Delaware
Fourth HFC Leasing Corporation	Delaware
Hamilton Investments, Inc.	Delaware
Harbour Island Inc.	Florida
HFC Agency of Missouri, Inc.	Missouri
HFC Commercial Realty, Inc.	Delaware
HFC Company LLC (f/k/a Household Group, Inc.)	Delaware
HFC Leasing, Inc.	Delaware
HFS Investments, Inc.	Nevada
HFTA Corporation	Delaware
Household Affinity Funding Corporation III	Delaware
Household Capital Markets LLC	Delaware
Household Commercial Financial Services, Inc.	Delaware
Household Commercial of California, Inc.	California
Household Consumer Loan Corporation	Nevada
Household Consumer Loan Corporation II	Delaware
Household Finance Consumer Discount Company	Pennsylvania
Household Finance Corporation II	Delaware
dba Household Finance Corporation of Virginia
Household Finance Corporation III	Delaware
dba HFC Mortgage of Nebraska

US — State
Names of Subsidiaries	Organized

dba Household Mortgage Services
dba HSBC Mortgage
Household Finance Corporation of Alabama	Alabama
Household Finance Corporation of California	Delaware
Household Finance Corporation of Nevada	Delaware
Household Finance Corporation of West Virginia	West Virginia
Household Finance Industrial Loan Company	Washington
Household Finance Industrial Loan Company of Iowa	Iowa
Household Finance Realty Corporation of Nevada	Delaware
Household Finance Realty Corporation of New York	Delaware
Household Financial Center Inc.	Tennessee
Household Global Funding, Inc.	Delaware
Household Industrial Finance Company	Minnesota
Household Industrial Loan Co. of Kentucky	Kentucky
Household Insurance Agency, Inc.	Michigan
Household Insurance Agency, Inc. Nevada	Nevada
Household Insurance Group Holding Company	Delaware
Household Insurance Group, Inc.	Delaware
Household Investment Funding, Inc.	Delaware
Household Ireland Holdings Inc.	Delaware
Household Life Insurance Co. of Arizona	Arizona
Household Life Insurance Company	Michigan
Household Life Insurance Company of Delaware	Delaware
(dissolved October 15, 2008)	Illinois
Household Pooling Corporation	Nevada
Household Realty Corporation	Delaware
dba Household Realty Corporation of Virginia
Household Recovery Services Corporation	Delaware
Household REIT Corporation	Nevada
Household Servicing, Inc.	Delaware
Household Tax Masters Acquisition Corporation	Delaware
Housekey Financial Corporation	Illinois
HSBC – GR Corp. (f/k/a Household Financial Group, Ltd.)	Delaware
HSBC Affinity Corporation I (f/k/a HFC Card Funding Corporation)	Delaware
HSBC Auto Accounts Inc. (f/k/a OFL-A Receivables Corp.)	Delaware
HSBC Auto Credit Inc. (f/k/a Household Automotive Credit Corporation)	Delaware
HSBC Auto Finance Inc. (f/k/a Household Automotive Finance Corporation)	Delaware
HSBC Auto Receivables Corporation (f/k/a Household Auto Receivables Corporation)	Nevada
HSBC Bank Nevada, N. A. (f/k/a Household Bank (SB), N.A.)	United States
HSBC Card Services Inc. (f/k/a HSBC Private Label Corporation)	Delaware
HSBC Card Services (III) Inc. (f/k/a Household Card Services, Inc.)	Nevada
HSBC Consumer Lending (USA) Inc.	Delaware
HSBC Credit Center, Inc.	Delaware
HSBC Receivables Funding Inc. II	Delaware

US — State
Names of Subsidiaries	Organized

HSBC Home Equity Loan Correspondent Corporation I (f/k/a HSBC Mortgage Funding Corporation I )	Delaware
HSBC Home Equity Loan Corporation I (f/k/a HFC Revolving Corporation)	Delaware
HSBC Home Equity Loan Corporation II (f/k/a Household Receivables Acquisition Company)	Delaware
HSBC Insurance Company of Delaware (f/k/a Service General Insurance Company)	Ohio
HSBC Mortgage Services Inc. (f/k/a Household Financial Services Inc.)	Delaware
HSBC Mortgage Services Warehouse Lending Inc. (f/k/a HFC Funding Corporation)	Delaware
HSBC Pay Services, Inc. (f/k/a Household Payroll Services, Inc.)	Delaware
HSBC Card Services Inc. (f/k/a HSBC Private Label Corporation) name chg eff 1/1/2009	Delaware
HSBC Receivables Acquisition Company I (f/k/a Household Receivables Acquisition Company II	Delaware
HSBC Receivables Funding Inc. I (f/k/a Household Receivables Funding, Inc. III)	Delaware
HSBC Retail Services Inc. (f/k/a Household Retail Services, Inc.)	Delaware
HSBC Taxpayer Financial Services Inc. (f/k/a Household Tax Masters Inc.)	Delaware
HSBC TFS I 2005 LLC	Delaware
HSBC TFS I LLC	Delaware
HSBC TFS II 2005 LLC	Delaware
HSBC TFS II LLC	Delaware
Hull 752 Corporation	Delaware
Hull 753 Corporation	Delaware
JV Mortgage Capital Consumer Discount Company	Pennsylvania
Macray Corporation	California
MES Insurance Agency, LLC	Delaware
Metris Receivables, Inc.	Delaware
Moore’s Home Mortgage Co.	Delaware
Mortgage One Corporation	Delaware
Mortgage Two Corporation	Delaware
MTX LLC	Delaware
Neil Corporation	Delaware
Nineteenth HFC Leasing Corporation	Delaware
North Indemnity Insurance Company	Delaware
Pacific Agency, Inc.	Nevada
Pargen Corporation	California
Personal Mortgage Corporation	Delaware
Personal Mortgage Holding Company	Delaware
PPSG Corporation	Delaware
Real Estate Collateral Management Company	Delaware
Renaissance Bankcard Services of Kentucky	Kentucky
Service Administrators, Inc. (USA)	Colorado
Service Management Corporation	Ohio
Seven Acres Loan Servicing	Delaware
Seventh HFC Leasing Corporation	Delaware
Silliman Corporation	Delaware
Sixth HFC Leasing Corporation	Delaware
Sixty-First Mortgage Lenders	Delaware

US — State
Names of Subsidiaries	Organized

Beneficial Financial I Inc. (f/k/a Solstice Capital Group, Inc.) name chg 1/7/2009	Delaware
Southwest Texas General Agency, Inc.	Texas
SPE 1 2005 Manager Inc.	Delaware
SPE 1 Manager Inc.	Delaware
Tenth Leasing Credit Corporation	Delaware
Third HFC Leasing Corporation	Delaware
Thirteenth HFC Leasing Corporation	Delaware
Twenty-Sixth Place Finance Co.	Delaware
Valley Properties Corporation	Tennessee
Wasco Properties, Inc.	Delaware

Non-US Affiliates

Names of Subsidiaries	Country Organized

BFC Insurance (Life) Limited	Ireland
BFC Insurance Limited	Ireland
BFC Ireland (Holdings) Limited	Ireland
BFC Pension Plan (Ireland) Limited	Ireland
BFC Reinsurance Limited	Ireland
Household Funding (Jersey) Limited	Channel Island
ICOM Limited	Bermuda